UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 6, 2016

THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia	001-09148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 6, 2016, in connection with Thomas C. Schievelbein stepping down as President and Chief Executive Officer and as Chairman of the Board and as a member of the Board of Directors, the Board amended Article V of the Bylaws of the Company to decrease the number of persons serving on the Board. The description of the amendment to the Company’s Bylaws is qualified in its entirety by reference to the full text of the Bylaws, as amended and restated, attached as Exhibit 3(ii) and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 6, 2016, the Company held its Annual Meeting of Shareholders.  At this meeting, the Company’s shareholders (i) elected each of the persons listed below as a director for the term specified below, (ii) approved an advisory resolution on named executive officer compensation, (iii) approved KPMG LLP as the Company’s independent registered accounting firm for 2016, and (iv) did not approve a shareholder proposal to implement proxy access.

The Company’s shareholders voted as follows:

Proposal 1 – Election of Directors

Terms expiring in 2017:
	For	Against	Abstain	Broker Non-Votes

Paul G. Boynton	43,981,284	477,327	9,702	1,424,878

Ian D. Clough	44,230,483	226,630	11,200	1,424,878

Peter A. Feld	44,220,762	236,424	11,127	1,424,878

George I. Stoeckert	44,227,028	229,210	12,075	1,424,878

Shareholders elected the nominees with approximately 99% of the votes cast in favor of each of the nominees.

Proposal 2 – Approval of an advisory resolution on named executive officer compensation

For	Against	Abstain	Broker Non-Votes
41,410,630	3,020,514	37,169	1,424,878

Shareholders approved the advisory resolution on named executive officer compensation with approximately 93% of the votes cast in favor.

Proposal 3 – Approval of KPMG LLP as the Company’s independent registered public accounting firm for 2016

For	Against	Abstain	Broker Non-Votes
45,433,653	442,835	16,703	0

Shareholders approved KPMG LLP as the Company’s independent registered public accounting firm with approximately 99% of the votes cast in favor.

Proposal 4 – Approval of the shareholder proposal to adopt proxy access.

For	Against	Abstain	Broker Non-Votes
13,876,309	30,551,197	40,807	1,424,878

Shareholders did not approve the shareholder proposal with approximately 31% of the votes cast in favor.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
	3(ii)	Bylaws of the Brink’s Company, as amended and restated, effective May 6, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE BRINK’S COMPANY
(Registrant)

Date: May 10, 2016	By:	/s/McAlister C. Marshall, II
McAlister C. Marshall, II Vice President

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

3(ii)	Bylaws of the Brink’s Company, as amended and restated, effective May 6, 2016

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